SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

M-WAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-45449	36-3809819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Norwood Avenue, Itasca, Illinois       60143
(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code: (630) 562-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On November 19, 2008, the board of directors appointed Anthony J. Cataldo Chairman effective immediately.  Mr. Cataldo assumes the role that was being held by Joseph A. Turek, Chief Executive Officer.  Mr. Turek will continue in the role.  Mr. Cataldo was appointed as a director of the Company on September 6, 2008, with a term expiring at our 2008 annual meeting of stockholders.

Item 8.01 – Other Items.

On November 25, 2008, the Company issued a press release in connection with the appointment of Mr. Cataldo as Chairman of the Company’s Board of Directors. A copy of such press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of M-Wave, Inc. dated November 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

M-WAVE, INC.
(Registrant)

By	/s/ Jeffrey Figlewicz
Jeffrey Figlewicz
Acting Chief Financial Officer

Dated: November 25, 2008